EXHIBIT 99.1
                                 ------------

                           Computational Materials

                        Alternative Loan Trust 2005-24



                            Computational Materials



                      [GRAPHIC OMITTED][GRAPHIC OMITTED]



                          $490,500,000 (Approximate)




                                  CWALT, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter


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Countrywide [GRAPHIC OMITTED]                       Computational Materials for
SECURITIES CORPORATION [GRAPHIC OMITTED]         Alternative Loan Trust 2005-24

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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Countrywide [GRAPHIC OMITTED]                       Computational Materials for
SECURITIES CORPORATION [GRAPHIC OMITTED]         Alternative Loan Trust 2005-24

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Preliminary Term Sheet                            Date Prepared: April 22, 2005

                        Alternative Loan Trust 2005-24
            $490,500,000 (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans

================================================================================================================
                  Principal
                   Amount ($)      WAL (Yrs)(2)(3)    Interest                                  Expected Ratings
    Class         (Approx.)(1)     (Call / Mat)      Rate Type           Tranche Type              Moody's/S&P
    -----         ---------        ------------      ----------          -------------             -----------
    1-A-1          112,639,000       3.78 / 4.12     Floating(4)      Super Senior Floater            Aaa/AAA
    1-A-2          112,638,000       3.78 / 4.12     Floating(4)      Super Senior Floater            Aaa/AAA
    1-A-3           2,598,000        3.78 / 4.12     Floating(4)     Senior Support Floater           Aa2/AAA
    1-A-X            N/A(5)              N/A           Fixed(6)         Senior / IO / PO              Aaa/AAA
    2-A-1          112,639,000       3.77 / 4.11     Floating(4)      Super Senior Floater            Aaa/AAA
    2-A-2          112,638,000       3.77 / 4.11     Floating(4)      Super Senior Floater            Aaa/AAA
    2-A-3           2,598,000        3.77 / 4.11     Floating(4)     Senior Support Floater           Aa2/AAA
    2-A-X            N/A(7)              N/A           Fixed(8)         Senior / IO / PO              Aaa/AAA
----------------------------------------------------------------------------------------------------------------
      M            24,750,000        Not Offered     Floating (4)       Mezzanine Floater              NR/AA
     B-1            5,750,000        Not Offered     Floating (4)      Subordinate Floater             NR/A
     B-2            4,250,000        Not Offered     Floating (4)      Subordinate Floater            NR/BBB
     B-3                     Privately               Floating (4)      Subordinate Floater             NR/BB
     B-4                      Placed                 Floating (4)      Subordinate Floater             NR/B
     B-5                   Certificates              Floating (4)      Subordinate Floater             NR/NR
================================================================================================================
    Total:       $490,500,000(9)


(1) The Certificates (as described herein) will be collateralized by first-lien negative amortization residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between [8.00 - 10.50]% subordination to the Senior Certificates as of the Cut-off Date.

(2) The WALs are shown to the optional termination date (as defined herein) and to maturity at a pricing speed of 20% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination (as described herein).

(4) For each Distribution Date, the Certificate Interest Rate for the Class 1-A-1, Class 1-A-2, Class 1-A-3 (collectively, the Class 1-A Certificates), Class 2-A-1, Class 2-A-2, Class 2-A-3 (collectively, the Class 2-A Certificates) and Subordinate Certificates will be equal to the lesser of (i) one-year MTA plus the related margin and (ii) the related Net WAC Cap.

(5) The Class 1-A-X Certificates will consist of one interest only component and one principal only component. The interest only component of the Class 1-A-X Certificates will have a notional balance equal to the aggregate principal balance of the Class 1-A Certificates and the portion of the Subordinate Certificates related to the Group I Mortgage Loans. The principal only component of the Class 1-A-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group I Mortgage Loans allocated to the Class 1-A-X Certificates, as described herein.

(6) The interest only component of the Class 1-A-X Certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) the Net WAC of the Group I Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A Certificates and the portion of Subordinate Certificates related to the Group I Mortgage Loans. The principal only component of the Class 1-A-X Certificates will not accrue interest.

(7) The Class 2-A-X Certificates will consist of one interest only component and one principal only component. The interest only component of the Class 2-A-X Certificates will have a notional balance equal to the aggregate principal balance of the Class 2-A Certificates and the portion of the Subordinate Certificates related to the Group II Mortgage Loans. The principal only component of the Class 2-A-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group II Mortgage Loans allocated to the Class 2-A-X Certificates, as described herein.

(8) The interest only component of the Class 2-A-X Certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) the Net WAC of the Group II Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 2-A Certificates and the portion of Subordinate Certificates related to the Group II Mortgage Loans. The principal only component of the Class 2-A-X Certificates will not accrue interest.

(9)  Excludes the Class 1-A-X and Class 2-A-X notional balances.







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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Countrywide [GRAPHIC OMITTED]                       Computational Materials for
SECURITIES CORPORATION [GRAPHIC OMITTED]         Alternative Loan Trust 2005-24

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Depositor:                 CWALT, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing Date, it is expected that
                           Countrywide Home Loans Servicing LP will service substantially all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Moody's and Standard & Poor's are expected to
                           provide ratings on the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-X, Class 2-A-1,
                           Class 2-A-2, Class 2-A-3 and Class 2-A-X
                           Certificates. Standard and Poor's is expected to provide ratings on the Class M, Class B-1, Class
                           B-2, Class B-3 and Class B-4 Certificates. The
                           Class B-5 Certificates will not be rated.

Cut-off Date:              May 1, 2005.

Sample Pool
Calculation Date:          May 1, 2005.

Closing Date:              On or about May 27, 2005.

Pricing Date:              On or about April 26, 2005.

Settlement Date:           On or about May 27, 2005.

Master Servicer
Remittance Date:           The 19th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in June 2005.

Distribution Date:         The business day immediately following the Master
                           Servicer Remittance Date, commencing in June 2005.

Certificates:              The "Senior Certificates" will consist of (i) the
                           Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class
                           1-A-X Certificates (collectively, the "Group I
                           Certificates"), and (ii) the Class 2-A-1, Class
                           2-A-2, Class 2-A-3 and Class 2-A-X Certificates
                           (collectively, the "Group II Certificates"). Each class of Class X Certificates will consist of (i) an IO component and (ii) a PO component. The
                           "Class A Certificates" will consist of the Class
                           1-A-1, Class 1-A-2, Class 1-A-3 (collectively, the
                           "Class 1-A Certificates"), Class 2-A-1, Class
                           2-A-2 and Class 2-A-3 Certificates (collectively, the "Class 2-A Certificates"). The "Class X
                           Certficates" will consist of the Class 1-A-X and Class 2-A-X Certificates.

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class M, Class B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") are being offered publicly.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Countrywide [GRAPHIC OMITTED]                       Computational Materials for
SECURITIES CORPORATION [GRAPHIC OMITTED]         Alternative Loan Trust 2005-24

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                           Generally, each Group of Senior Certificates will
                           receive principal and interest from the related Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be
                           eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered
                           Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master
                           Servicer to purchase all remaining assets of the trust fund which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the Certificates and occurs on the "Call Date".

Mortgage Loans:            The aggregate principal balance of the Mortgage
                           Loans as of the Cut-off Date is expected to be approximately $500,000,000. All of the Mortgage Loans will be adjustable rate, negative amortization mortgage loans and accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based upon the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year ("MTA").

                           The mortgage rates on the Mortgage Loans are fixed for the first one to three months following their first payment dates (and the related mortgage rate during such time period will be less than MTA plus the applicable margin) and then they adjust monthly. However, the monthly payment amount is subject to an adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Countrywide [GRAPHIC OMITTED]                       Computational Materials for
SECURITIES CORPORATION [GRAPHIC OMITTED]         Alternative Loan Trust 2005-24

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                           The Stipulation Sheet included in these
                           Computational Materials as Appendix A contains information that is intended to be generally representative of the final pool of Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the Mortgage Loans. The statistical distribution of the characteristics of the pool of Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheet, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

Group I
Mortgage Loans:            The aggregate principal balance of the Group I
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $250,000,000. The Group I
                           Mortgage Loans are adjustable rate, negative amortization loans and will adjust monthly based on the MTA Index.

Group II
Mortgage Loans:            The aggregate principal balance of the Group
                           II Mortgage Loans as of the Cut-Off Date is expected to be approximately $250,000,000. The
                           Group II Mortgage Loans are adjustable rate, negative amortization loans and will adjust monthly based on the MTA Index.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master
                           servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable. As of the Sample Pool Calculation Date, the weighted average Expense Fee Rate with respect to any period is expected to be approximately
                           0.385%.

Net WAC: The "Net WAC", with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Net WAC Cap:               The "Net WAC Cap" equals the Net WAC of the
                           related Mortgage Loans.

Carryover Shortfall
Amount: On any Distribution Date, the "Carryover Shortfall Amount" for any Class of Certificates (other than the Class X Certificates) is an amount equal to the sum of (i) the excess of (a) interest accrued at the lesser of MTA plus the related margin for such Class (without first giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Certificate Interest Rate and (ii) in the case of the Senior Certificates and the Class M, Class B-1 and Class B-2 Certificates, the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC
                           Cap).

                           On each Distribution Date, amounts payable as interest on the Class X Certificates will first be used to pay (i) to the related Senior Certificates, pro rata, any Carryover Shortfall Amounts related to such Classes of Certificates and (ii) to the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, any Carryover Shortfall Amounts related to such Classes of Certificates.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Countrywide [GRAPHIC OMITTED]                       Computational Materials for
SECURITIES CORPORATION [GRAPHIC OMITTED]         Alternative Loan Trust 2005-24

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Accrued Interest:          The price to be paid for the Offered Certificates
                           by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to all
                           the Offered Certificates for a given Distribution
                           Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Net Deferred Interest:     The "Net Deferred Interest" for a Loan Group and
                           Distribution Date is the greater of (a) the excess of Deferred Interest on the Mortgage Loans in that Loan Group for the related due period over all voluntary principal prepayments on the Mortgage
                           Loans in that Loan Group during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans in that Loan Group during the prior calendar month
                           (b) zero.

                           For any Distribution Date, Net Deferred Interest from the Group I Mortgage Loans will be allocated (in each case to the extent of the otherwise applicable interest entitlement), pro rata to the Class 1-A Certificates and each class of Subordinated Certificates (based on the assumed interest amount on the related subordinated portion), and the interest entitlement will be reduced by the amount of Net Deferred Interest allocated to such class. Any Net Deferred Interest allocated to the Class 1-A Certificates will be added to the principal balance of the PO component of the Class 1-A-X Certificates. For any Distribution Date, Net Deferred Interest from the Group II Mortgage Loans will be allocated (in each case to the extent of the otherwise applicable interest entitlement), pro rata to the Class 2-A Certificates and each class of Subordinated Certificates (based on the assumed interest amount on the related subordinated portion), and the interest entitlement will be reduced by the amount of Net Deferred Interest allocated to such class. Any Net Deferred Interest allocated to the Class 2-A Certificates will be added to the principal balance of the PO component of the Class 2-A-X Certificates. Any Net Deferred Interest allocated to the Subordinate Certificates will be added to the principal balance of the applicable certificates.

Net Prepayments:           For any Distribution Date and any Loan Group, the
                           excess, if any, of (i) voluntary principal prepayments on the related Mortgage Loans during the prepayment period related to such Distribution
                           Date and subsequent recoveries on the related
                           Mortgage Loans during the calendar month prior to such Distribution Date, over (ii) the aggregate amount of Deferred Interest on the related
                           Mortgage Loans for the related due period.

Credit Enhancement:        Senior/subordinate, shifting interest
                           structure. The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval.
                           The structuring assumptions contained herein assume
                           [8.85]% subordination below the Senior Certificates as of the Cut-off Date.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:         Until the first Distribution Date
                           occurring after May 2015, the Subordinate
                           Certificates will be locked out from receipt of any Net Prepayments (unless the related Senior
                           Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate
                           Certificates will receive increasing portions of Net Prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                             June 2005 - May 2015          0% Pro Rata Share
                             June 2015 - May 2016          30% Pro Rata Share
                             June 2016 - May 2017          40% Pro Rata Share
                             June 2017 - May 2018          60% Pro Rata Share
                             June 2018 - May 2019          80% Pro Rata Share
                             June 2019 and after           100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), Net Prepayments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled (i) on or prior to the May 2008 Distribution Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of Net Prepayments or
                           (ii) after the May 2008 Distribution Date, the Subordinate Certificates will be entitled to 100% of their pro rata share of Net Prepayments.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Group I and Group II Certificates, as applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Group I and Group II Certificates, as applicable, as of the Settlement Date, divided by the aggregate principal balance of the mortgage loans in the related Loan Group as of the Cut-off Date), the related Senior Certificates will receive all Net Prepayments from the related Loan Group.

Allocation of
Losses: Any realized losses from a Loan Group on the Mortgage Loans will be allocated as follows:
                           first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates (other than the interest only component of the Class X Certificates); provided, however that (a) any realized losses on the related
-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SECURITIES CORPORATION [GRAPHIC OMITTED]         Alternative Loan Trust 2005-24

-------------------------------------------------------------------------------

                           Mortgage Loans that would have been allocable to the Class 1-A-1 or Class 1-A-2 Certificates will be allocated to the Class 1-A-3 Certificates until its class principal balance has been reduced to zero and (b) any realized losses on the related Mortgage Loans that would have been allocable to the Class 2-A-1 or Class 2-A-2 Certificates will be allocated to the Class 2-A-3 Certificates until its class principal balance has been reduced to zero.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                                1)  To the Senior Certificates, from the
                                    related Loan Group, accrued and unpaid
                                    interest at the related Certificate
                                    Interest Rate, provided however, that any interest otherwise distributable with respect to the related Class X
                                    Certificates will be reduced to the extent needed to pay any related Carryover Shortfall Amounts (after giving effect to the amount of any Net Deferred Interest allocable to the interest only component of the related Class X Certificates);
                                2)  Concurrently:
                                    (a)  To the Class 1-A Certificates,
                                         principal from the related Loan Group;
                                    (b)  To the Class 2-A Certificates,
                                         principal from the related Loan Group;
                                3) To the Class M Certificates, accrued and unpaid interest at the Class M Certificate Interest Rate;
                                4)  To the Class M Certificates, principal;
                                5) To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;
                                6)  To the Class B-1 Certificates, principal;
                                7) To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
                                8)  To the Class B-2 Certificates, principal;
                                9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                                10) To the Residual Certificate, any remaining
                                    amount.

                                    Under certain circumstances (as described in the prospectus supplement), funds from one Loan Group may be used to pay the Senior Certificates related to another Loan Group.












-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SECURITIES CORPORATION [GRAPHIC OMITTED]         Alternative Loan Trust 2005-24

-------------------------------------------------------------------------------


                             Discount Margin (bps)
                             ---------------------



          Class 1-A-1 to Call
          -----------------------------------------------------------------------------------
               Margin                   131 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
          ===================================================================================
            DM @ 101-01.18                117       111         95         65         40
          ===================================================================================
           WAL (yr)                     11.61       7.27       3.78       1.96       1.40
           MDUR (yr)                     8.72       5.93       3.36       1.84       1.33
           First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
           Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
          -----------------------------------------------------------------------------------




          Class 1-A-1 to Maturity
          -----------------------------------------------------------------------------------
            Margin                      131 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
          ===================================================================================
            DM @ 101-01.18                117       111         97         70         47
          ===================================================================================
           WAL (yr)                     11.85       7.68       4.12       2.15       1.52
           MDUR (yr)                     8.81       6.12       3.58       1.99       1.44
           First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
           Last Prin Pay                May-35     May-35     May-35     May-35     May-35
          -----------------------------------------------------------------------------------




          Class 1-A-2 to Call
          -----------------------------------------------------------------------------------
               Margin                   143 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
          ===================================================================================
            DM @ 101-12.99                125       116         96         57         25
          ===================================================================================
           WAL (yr)                     11.61       7.27       3.78       1.96       1.40
           MDUR (yr)                     8.66       5.91       3.36       1.84       1.34
           First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
           Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
          -----------------------------------------------------------------------------------




          Class 1-A-2 to Maturity
          -----------------------------------------------------------------------------------
            Margin                      143 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
          ===================================================================================
            DM @ 101-12.99                125       117         99         63         33
          ===================================================================================
           WAL (yr)                     11.85       7.68       4.12       2.15       1.52
           MDUR (yr)                     8.76       6.1        3.58       1.99       1.45
           First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
           Last Prin Pay                May-35     May-35     May-35     May-35     May-35
          -----------------------------------------------------------------------------------




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SECURITIES CORPORATION [GRAPHIC OMITTED]         Alternative Loan Trust 2005-24

-------------------------------------------------------------------------------


                             Discount Margin (bps)
                             --------------------


          Class 1-A-3 to Call
          -----------------------------------------------------------------------------------
               Margin                   141 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
          ===================================================================================
            DM @ 101-00.89                127       121        105         75         50
          ===================================================================================
           WAL (yr)                     11.61       7.27       3.78       1.96       1.4
           MDUR (yr)                     8.65       5.9        3.35       1.84       1.33
           First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
           Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
          -----------------------------------------------------------------------------------




          Class 1-A-3 to Maturity
          -----------------------------------------------------------------------------------
            Margin                      141 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
          ===================================================================================
            DM @ 101-00.89                127       121        107         80         57
          ===================================================================================
           WAL (yr)                      11.85      7.68       4.12       2.15       1.52
           MDUR (yr)                     8.75       6.08       3.57       1.98       1.44
           First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
           Last Prin Pay                May-35     May-35     May-35     May-35     Mar-35
          -----------------------------------------------------------------------------------




          Class 2-A-1 to Call
          -----------------------------------------------------------------------------------
               Margin                   131 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
          ===================================================================================
            DM @ 101-01.09                117       111         95         65         40
          ===================================================================================
           WAL (yr)                      11.56      7.25       3.77       1.96       1.4
           MDUR (yr)                     8.68       5.91       3.35       1.84       1.33
           First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
           Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
          -----------------------------------------------------------------------------------




          Class 2-A-1 to Maturity
          -----------------------------------------------------------------------------------
            Margin                      131 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
          ===================================================================================
            DM @ 101-01.09                117       111         97         70         47
          ===================================================================================
           WAL (yr)                      11.8       7.65       4.11       2.14       1.52
           MDUR (yr)                     8.78       6.1        3.57       1.98       1.44
           First Prin Pay                5-Jun     5-Jun      5-Jun      5-Jun      5-Jun
           Last Prin Pay                May-35     May-35     May-35     May-35     May-35
          -----------------------------------------------------------------------------------




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Countrywide [GRAPHIC OMITTED]                       Computational Materials for
SECURITIES CORPORATION [GRAPHIC OMITTED]         Alternative Loan Trust 2005-24

-------------------------------------------------------------------------------


                             Discount Margin (bps)
                             ---------------------


          Class 2-A-2 to Call
          -----------------------------------------------------------------------------------
               Margin                   143 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
          ===================================================================================
            DM @ 101-12.87                125       116         96         57         25
          ===================================================================================
           WAL (yr)                      11.56      7.25       3.77       1.96       1.4
           MDUR (yr)                     8.63       5.89       3.35       1.84       1.34
           First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
           Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
          -----------------------------------------------------------------------------------




          Class 2-A-2 to Maturity
          -----------------------------------------------------------------------------------
            Margin                      143 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
          ===================================================================================
            DM @ 101-12.87                125       117         99         63         33
          ===================================================================================
           WAL (yr)                      11.8       7.65       4.11       2.14       1.52
           MDUR (yr)                     8.72       6.08       3.57       1.99       1.44
           First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
           Last Prin Pay                May-35     May-35     May-35     May-35     May-35
          -----------------------------------------------------------------------------------




          Class 2-A-3 to Call
          -----------------------------------------------------------------------------------
               Margin                   141 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
          ===================================================================================
            DM @ 101-00.80                127       121        105         75         50
          ===================================================================================
           WAL (yr)                      11.56      7.25       3.77       1.96       1.40
           MDUR (yr)                     8.62       5.88       3.34       1.83       1.33
           First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
           Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
          -----------------------------------------------------------------------------------




          Class 2-A-3 to Maturity
          -----------------------------------------------------------------------------------
            Margin                      141 bps
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
          ===================================================================================
            DM @ 101-00.80                127       121        107         80         57
          ===================================================================================
           WAL (yr)                      11.8       7.65       4.11       2.14       1.52
           MDUR (yr)                     8.71       6.06       3.56       1.98       1.44
           First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
           Last Prin Pay                May-35     May-35     May-35     May-35     Mar-35
          -----------------------------------------------------------------------------------




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Countrywide [GRAPHIC OMITTED]                      Computational Materials for
SECURITIES CORPORATION [GRAPHIC OMITTED]        Alternative Loan Trust 2005-24


                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                         SAMPLE POOL CHARACTERISTICS
                        1 MONTH MTA NEG-AM WHOLE LOAN

===============================================================================

DELIVERY DESCRIPTION
  Delivery Amount                                                                       "$250,000,000 "
  Product                                                    50% No PrePay Penalty (Max 5% 3Mo Teaser)
                                                        50% 3Yr Hard PrePay Penalty (Max 5% 3Mo Teaser)
  Delivery Variance                                                                              +/- 5%
  Settlement Date                                                                             5/27/2005
COLLATERAL DETAIL
  Approximate Gross WAC                                                                          1.375%
  Approximate Net WAC                                                                            1.000%
  Servicing Spread                                                                               0.375%
  Gross/Net WAC Variance                                                                     +/- 0.125%
  Weighted Average Gross Margin                                                                   2.90%
  Gross Margin Variance                                                                      +/- 0.125%
  Maximum Neg-Am                                                                                   115%
  Resets:
    Interest                                                                                    Monthly
    Payments                                                                                   Annually
    Recast                                      Earlier of every 5 years, or when neg-am cap is reached
  Annual Payment Cap                                                                              7.50%
  Gross Life Cap                                                                                  9.95%
  WAM                                                                                               359
  Original Term                                                                                     360
  Geographic Distribution                                                                       <60% CA
  Weighted Average LTV                                                                      75%, +/- 2%
  Maximum Loan Amount                                                                        $2,500,000
  Credit                                                       Generally Underwritten to CHL Guidelines
  Occupancy                           90% Owner Occupied (Including 2nd Homes), <10% Non-Owner Occupied
  Delinquency                                                                               All Current
  Approximate Property Types                                               85% SFR/PUD, 15% Condo/Other
  Documentation Style                                                  25% Full/Alt/DU Doc, 75% Reduced
  Loan Purpose                                                          Maximum 50% Cash Out Refinances

  Approximate Credit Score                                                           710 +/-10, 620 min



-------------------------------------------------------------------------------
"THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION."
-------------------------------------------------------------------------------

Countrywide [GRAPHIC OMITTED]                       Computational Materials for
SECURITIES CORPORATION [GRAPHIC OMITTED]         Alternative Loan Trust 2005-24


                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                         SAMPLE POOL CHARACTERISTICS
                        1 MONTH MTA NEG-AM WHOLE LOAN

===============================================================================

DELIVERY DESCRIPTION
  Delivery Amount                                                                     $250,000,000
  Product                                                 20% No PrePay Penalty (Max 5% 3Mo Teaser)
                                                    40% 3Yr Hard PrePay Penalty (Max 5% 3Mo Teaser)
                                                    40% 1Yr Hard PrePay Penalty (Max 5% 3Mo Teaser)
  Delivery Variance                                                                         +/- 5%
  Settlement Date                                                                        5/27/2005
COLLATERAL DETAIL
  Approximate Gross WAC                                                                     1.375%
  Approximate Net WAC                                                                       1.000%
  Servicing Spread                                                                          0.375%
  Gross/Net WAC Variance                                                                +/- 0.125%
  Weighted Average Gross Margin                                                              2.90%
  Gross Margin Variance                                                                 +/- 0.125%
  Maximum Neg-Am                                                                              115%
  Resets:
     Interest                                                                              Monthly
     Payments                                                                             Annually
     Recast                                Earlier of every 5 years, or when neg-am cap is reached
  Annual Payment Cap                                                                         7.50%
  Gross Life Cap                                                                             9.95%
  WAM                                                                                          359
  Original Term                                                                                360
  Geographic Distribution                                                                  <60% CA
  Weighted Average LTV                                                                 75%, +/- 2%
  Maximum Loan Amount                                                                   $2,500,000
  Credit                                                  Generally Underwritten to CHL Guidelines
  Occupancy                      90% Owner Occupied (Including 2nd Homes), <10% Non-Owner Occupied
  Delinquency                                                                          All Current
  Approximate Property Types                                          85% SFR/PUD, 15% Condo/Other
  Documentation Style                                             25% Full/Alt/DU Doc, 75% Reduced
  Loan Purpose                                                     Maximum 50% Cash Out Refinances
  Approximate Credit Score                                                      710 +/-10, 620 min



-------------------------------------------------------------------------------
"THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION."
-------------------------------------------------------------------------------